UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  July 26, 2012

Bridgeway Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-54224	80-0654192
(Commission File Number)	(IRS Employer Identification No.)

No. 88, Taishan Street
Beigang Industrial Zone
Longgang District, Huludao
Liaoning Province, China
(Address of Principal Executive Offices)

(86) 0429-3181998
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

(a)      Dismissal of independent registered public accounting firm

On July 26, 2012, Bridgeway Acquisition Corp. (the “Company”) dismissed Stephen Wan Accountancy Corporation (“Stephen Wan”) as the Company’s independent registered public accounting firm.

The reports of Stephen Wan on the Company’s financial statements as of and for the years ended October 31, 2011 and October 31, 2010 contained no adverse opinion or disclaimer of opinion nor were any such reports  qualified or modified as to uncertainty, audit scope, or accounting principle other than the following: the report of Stephen Wan dated March 30, 2012 on our financial statements in the Form 10-K for the fiscal year ended October 31, 2011 and  the report of Stephen Wan dated December 8, 2010 on our financial statements in the Form 10 for the period ended October 31, 2010 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

During the recent fiscal years ending October 31, 2011 and October 31, 2010 and through the date of this Current Report, there have been no (i) disagreements with Stephen Wan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Stephen Wan’s satisfaction, would have caused Stephen Wan to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Stephen Wan with a copy of the above disclosures and requested that Stephen Wan furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement.  The Company will amend this 8-K once it receives Stephen Wan’s response.

(b)      New independent registered public accounting firm

On July 26, 2012, the Company engaged Wei, Wei & Co., LLP (“Wei”), as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending October 31, 2011 and October 31, 2010, and through the date of this Current Report, the Company has not consulted Wei regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGEWAY ACQUISITION CORP.

Date: August 1, 2012	By:/s/ Zhengyuan Yan
Zhengyuan Yan
(Principal Executive Officer)